                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 12, 2002
                                                           -------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                              333-56865                             11-2735914
          ----------                              ---------                             ----------

  (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
          incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
-----------------------------                                 -----

(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                               1-09029                              11-2739203
          ----------                               -------                              ----------

  (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
          incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
------------------------------                                -----

(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                             33-68038-01                            22-2608426
          ----------                             -----------                            ----------

  (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
          incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
------------------------------                                -----

(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

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ITEM 5.  OTHER EVENTS.

     Filed herewith, as Exhibit 99.1, is a News Release, dated June 12, 2002, of Trump Hotels & Casino Resorts, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1 News Release, dated June 12, 2002, of Trump Hotels & Casino Resorts, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRUMP'S CASTLE HOTEL & CASINO, INC.

Date: June 13, 2002                By: /s/ JOHN P. BURKE
                                      ------------------------------------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                   TRUMP'S CASTLE FUNDING, INC.

Date: June 13, 2002                By: /s/ JOHN P. BURKE
                                       -----------------------------------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                   TRUMP'S CASTLE ASSOCIATES, L.P.
                                   By: Trump's Castle Hotel & Casino, Inc., Its General Partner

Date: June 13, 2002                By: /s/ JOHN P. BURKE
                                      ------------------------------------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.   Description                                            Page No.
-----------   -----------                                            --------

99.1          News Release, dated June 12, 2002, of Trump Hotels &
              Casino Resorts, Inc.